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                                                                    EXHIBIT 10.6

                                   [FORM OF]

                           INDEMNIFICATION AGREEMENT
                           -------------------------


          This AGREEMENT is made and entered into this _____ day of October, 1996, by and between Tele-Communications, Inc., a Delaware corporation (the "Company"), and Gary S. Howard ("Indemnitee").

          WHEREAS it is essential to the Company and its subsidiaries to retain and attract as officers the most capable persons available;

          WHEREAS Indemnitee is an officer of TCI Communications, Inc. ("TCIC") and an officer and director of TCI Digital Satellite Entertainment, Inc. ("Digital") and TCI Satellite Entertainment, Inc. ("Satellite"), each of which is a subsidiary of the Company;

          WHEREAS both the Company and Indemnitee recognize the increased risk of litigation and other claims routinely being asserted against directors of public companies in today's environment, and the attendant costs of defending even wholly frivolous claims;

          WHEREAS it has become increasingly difficult to obtain insurance against the risk of personal liability of directors on terms providing reasonable protection at reasonable cost;

          WHEREAS the Bylaws of the Company, TCIC, Digital and Satellite provide certain indemnification rights to officers and directors of such corporations, and the officers and directors of such corporations have been otherwise assured indemnification, as provided by Delaware law;

          WHEREAS in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company and its subsidiaries in an effective manner, the increasing difficulty in obtaining and maintaining satisfactory insurance coverage, and Indemnitee's reliance on assurances of indemnification, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses (whether partial or complete) to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies; and

          WHEREAS Indemnitee has agreed to serve as an officer and/or director of the Company and/or one or more subsidiaries of the Company in reliance on the protections and benefits afforded to him under and in accordance with this Agreement;
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          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and Indemnitee's agreement to serve as an officer and/or director of the Company and/or one or more subsidiaries of the Company, the parties hereto agree as follows:

          1.  Certain Definitions:  As used in this Agreement, the following
              -------------------
terms shall have the corresponding meanings:


               (a) A "Change in Control" shall be deemed to have occurred if (i)
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     any "person" (as such term is used in Section 13(d) of the Securities
     Exchange Act of 1934, as amended (the "Exchange Act")), other than any Specified Person (as defined below), is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, without the prior approval of a majority of the Board of Directors of the Company (the "Board"), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the whole Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation approved in advance of such stockholder vote by a majority of the Board, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets. For purposes of this definition, "Specified Person" means each of (1) the Chairman of the Board of the Company as of the date of this Agreement, (2) the President of the Company as of the date of this Agreement, (3) the spouse, siblings, lineal descendants, estates and heirs of such Chairman of the Board or such President, or any trust or other investment vehicle for the primary benefit of such Chairman of the Board or such President and/or the spouse, siblings, lineal descendants and/or heirs of any such person, (4) Kearns-Tribune Corporation, a Delaware corporation or any successor thereto by merger or consolidation and (5) the trustee under the qualified employee stock purchase plan of the Company or any successor plan. The trustee under the qualified employee stock purchase plan of the Company or any successor plan shall be deemed to have beneficial ownership of all shares of common stock of the Company held under the plan, whether or not allocated to or vested in participants' accounts.

               (b) "Claim" means any threatened, pending or completed action,
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     suit or proceeding, whether instituted by or in the right of the Company or by any other party, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil (including without limitation intentional and unintentional tort claims), criminal, administrative, investigative or other.

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               (c) "Expenses" means and includes attorneys' fees, disbursements
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     and other charges and all other costs, expenses and obligations whatsoever paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing for any Claim relating to or arising in whole or in part out of any Indemnifiable Event.

               (d) "Indemnifiable Event" means any event or occurrence related
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     to or arising out of the fact that Indemnitee is or was an officer, director, employee, agent or fiduciary of the Company or any subsidiary of the Company, or is or was serving at the request of the Company as an officer, director, employee, agent, fiduciary or trustee of any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or any event or occurrence related to or arising out of anything done or not done by Indemnitee in any such capacity.

               (e) "Independent Legal Counsel" means an attorney or firm of
                    -------------------------
     attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements or under the Company's Bylaws).

               (f) "Reviewing Party" means an appropriate person or body
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     consisting of a member or members of the Company's Board of Directors or any other independent and impartial person or body appointed by the Company's Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel, as determined pursuant to Section 2(b).

               (g) "Voting Securities" means securities of the Company that vote
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     generally in the election of directors.

          2.   Basic Indemnification Arrangement.
               ---------------------------------

          (a) If Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim relating to or arising in whole or in part out of an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid or payable in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid or payable in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days after such request) any and all Expenses to Indemnitee (an "Expense Advance").

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have

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determined, which determination shall, in all cases, be in a written opinion specifying in reasonable detail the reasons therefor, that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines by rendering such written opinion that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if
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Indemnitee pursues legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, (A) any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, (B) the obligations of the Company to indemnify Indemnitee and to make Expense Advances pursuant to Section 2(a) shall continue in full force and effect, and
(C) Indemnitee shall not be required to reimburse the Company for any Expense Advance, in each case until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware or the State of Colorado having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and agrees to appear in any such proceeding and hereby waives any objection that venue in any court is not proper. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          3.   Change in Control.  The Company agrees that if there is a Change
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in Control of the Company then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims arising in whole or in part out of Indemnifiable Events, the Company shall seek and obtain legal advice with respect thereto from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). Such Independent Legal Counsel, among other things, shall be responsible for making any determination to be made by the Reviewing Party pursuant to Section 2(b) and shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees, disbursements and other charges of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees, disbursements and other charges), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          4.   Indemnification for Additional Expenses.  The Company shall
               ---------------------------------------
indemnify Indemnitee against (and, if requested by Indemnitee, shall advance to Indemnitee within two

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business days after any such request) any and all Expenses incurred by
Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims arising in whole or in part out of Indemnifiable Events or
(ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          5.   Partial Indemnity.  If Indemnitee is entitled under any provision
               -----------------
of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

          6.   Burden of Proof.  In connection with any determination by the
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Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          7.   No Presumptions.  For purposes of this Agreement:
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               (a)  the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law; and

               (b) neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor, except as expressly provided in
     Section 2(b) hereof, an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, shall be a defense to any claim by Indemnitee that he is entitled to indemnification, or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief, in any legal proceeding considering whether Indemnitee should be indemnified under applicable law.

          8.   Nonexclusivity; Subsequent Change in Law.  The rights of
               ----------------------------------------
Indemnitee hereunder shall be in addition to any other rights Indemnitee may have from time to time under the Company's Bylaws or the General Corporation Law of the State of Delaware or otherwise, and nothing contained in this Agreement shall derogate or limit Indemnitee's rights to indemnification as provided under the Company's Bylaws or applicable law. To the extent that a change in the General Corporation Law of the State of Delaware (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Bylaws

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and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

          9.   Liability Insurance.  To the extent the Company maintains an
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insurance policy or policies providing directors' and officers' liability insurance that permits coverage of persons who are or were officers or directors of TCIC, Digital and/or Satellite, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of TCIC, Digital and/or Satellite.

          10.  Amendments; Waiver.  No supplement, modification or amendment of
               ------------------
this Agreement shall be binding unless executed in writing by both the Company and Indemnitee. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          11.  Subrogation.  In the event of payment under this Agreement, the
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Company shall be subrogated to the extent of such payment to all rights of recovery of Indemnitee relating thereto, and Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights; provided however, that the Company shall not enforce any of such rights in any manner or at any time as would prevent or delay payment to Indemnitee of all amounts owing to him.

          12.  No Duplication of Payments.  The Company shall not be liable
               --------------------------
under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

          13.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in full force and effect in perpetuity, unless and until terminated by written instrument signed by both the Company and Indemnitee, regardless of whether Indemnitee continues to serve as an officer, director, employee, agent or fiduciary of the Company or any of its subsidiaries or as an officer, director, employee, agent, fiduciary or trustee of any other enterprise at the Company's request.

          14.  Severability.  The provisions of this Agreement shall be
               ------------
severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

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

          15.  Effective Date.  This Agreement shall be effective as of the date
               --------------
hereof and shall apply to any claim for indemnification by the Indemnitee on or after such date, whether such claim for indemnification relates to or arises out of, in whole or in part, events or circumstances occurring or existing before, on, or after the date hereof.

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, without giving effect to the principles of conflicts of laws thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                            TELE-COMMUNICATIONS, INC.



                            By:_____________________________________
                               Name:
                               Title:



                            -----------------------------------------
                                         Gary S. Howard

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